United States
                   Securities and Exchange Commission
                         Washington, D.C. 20549

          ____________________________________________________

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): August 5, 2002



                UNIVERSAL BROADBAND COMMUNICATIONS, INC.
         (Exact name of registrant as specified in its charter)


                                 Nevada
             (State or other jurisdiction of incorporation)

              000-31801                               33-0930198
      (Commission File Number)            (IRS Employer Identification No.)

18200 Von Karman Avenue, 10th Floor,
         Irvine, California                            92612
(Address of principal executive offices)             (Zip Code)

                             (949) 474-1500
          (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On August 27, 2002, the Registrant, by action of its Board of Directors elected William D. Savage and Stephen A. Garcia as directors of the Registrant.

     On August 5, 2002, the Registrant hired William D. Savage as its Chief Operating Officer.

     On August 26, 2002, the Registrant hired Stephen A. Garcia as its Chief Financial Officer, replacing Richard Dunham, who was terminated as the Registrant's Chief Financial Officer on August 12, 2002, and who resigned as a director of the Registrant on August 21, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.
          ---------------------
     None.

     (b)  Exhibits.
          ---------

     The following exhibit is filed herewith:

     EXHIBIT 10.2.  William D. Savage Employment Agreement dated
                    August  5, 2002.

     EXHIBIT 10.3.  Stephen A. Garcia Employment Agreement dated
                    August 26, 2002.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 5, 2002


                              UNIVERSAL BROADBAND COMMUNICATIONS, INC.



                              By  /s/  Mark Ellis
                               --------------------------------------
                                 Mark Ellis, President